UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 6, 2020
BellRing Brands, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39093		83-4096323
(State or other jurisdiction of incorporation)	(Commission File Number)		(IRS Employer Identification No.)

2503 S. Hanley Road	St. Louis	Missouri	63144
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.01 par value per share	BRBR	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07. Submission of Matters to a Vote of Security Holders.
BellRing Brands, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) at the offices of Post Holdings, Inc., 2600 S. Hanley Rd., St. Louis, Missouri 63144 on Friday, March 6, 2020. At the Annual Meeting, 37,610,376 votes for the holders of 37,610,376 shares of the Class A common stock of the Company and 80,051,947 votes for the holder of 1 share of the Class B common stock of the Company, totaling 117,662,323 votes of the common stock of the Company, were represented, constituting a 98.48% quorum. The final result for each of the matters submitted to a vote of the stockholders at the Annual Meeting are as follows:

Proposal 1: Both of the nominees for director were elected to serve until the Company’s annual meeting of stockholders to be held in 2023 or until their respective successors are elected and qualified, by the votes set forth in the table below:

Nominee	For	Withhold	Broker Non-Votes	Percentage of Votes Cast For
Elliot H. Stein, Jr.	111,974,568	5,039,558	648,197	95.69%
Darcy H. Davenport	114,041,900	2,972,226	648,197	97.46%

Proposal 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2020 was ratified by the stockholders, by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
117,591,579	2,980	67,764	100.00%

Proposal 3: The Company’s Deferred Compensation Plan for Directors, as described in, and filed as part of, the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on January 24, 2020, was approved by the votes set forth in the table below:

For	Against	Abstain	Percentage of Votes Cast For
116,871,012	114,531	28,583	99.90%

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: March 12, 2020	BellRing Brands, Inc.
(Registrant)

	By:	/s/ Craig L. Rosenthal
	Name:	Craig L. Rosenthal
	Title:	Senior Vice President, General Counsel and Secretary